UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

Cantor Select Portfolios Trust

_______________________________

(Name of the Registrant as Specified In Its Charter)

_______________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]       No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.	Title of each class of securities to which transaction applies:

2.	Aggregate number of securities to which transaction applies:

3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

4.	Proposed maximum aggregate value of transaction:

5.	Total fee paid:

1

[ ]		Fee paid previously with preliminary materials.

[ ]		Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1.	Amount Previously Paid:

	2.	Form, Schedule, or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

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Cantor Fitzgerald Equity Opportunity Fund

Special Meeting of Shareholders - Text Template

Hi {name}, this is {agent_first_name) with the Broadridge Proxy Services Center, reaching out to you on behalf of your investment in the Cantor Fitzgerald Equity Opportunity Fund.

To date, our records indicate that we have yet to receive your proxy voting instructions for the important upcoming shareholder meeting.

The Board believes approval of the New Management and Sub-Advisory Agreements will benefit the Fund and its shareholders and recommends voting FOR the Proposals described in the proxy statement.

As described in the proxy statement, there will be no increase in the advisory fee payable by the Fund to Cantor Fitzgerald Investment Advisors, L.P. and no increase in the sub-advisory fees payable by the Adviser to Smith Group Asset Management, LLC under the New Agreements will be the same as that payable to Cantor Fitzgerald Investment Advisors, L.P. and Smith Group Asset Management, LLC under the prior Agreements.

To prevent any additional correspondence or phone calls, please contact us at 855-206-1065, or vote using the link below.

[Individual Link here]

To review the meeting proposals, please click the following link:

[Insert DEF 14A Link]

Thank you

3

Cantor Fitzgerald High Income Fund

Special Meeting of Shareholders - Text Template

Hi {name}, this is {agent_first_name) with the Broadridge Proxy Services Center, reaching out to you on behalf of your investment in the Cantor Fitzgerald High Income Fund.

To date, our records indicate that we have yet to receive your proxy voting instructions for the important upcoming shareholder meeting.

The Board believes approval of the New Management and Sub-Advisory Agreements will benefit the Fund and its shareholders and recommends voting FOR the Proposals described in the proxy statement.

As described in the proxy statement, there will be no increase in the advisory fee payable by the Fund to Cantor Fitzgerald Investment Advisors, L.P. and no increase in the sub-advisory fees payable by the Adviser to Smith Group Asset Management, LLC under the New Agreements will be the same as that payable to Cantor Fitzgerald Investment Advisors, L.P. and Smith Group Asset Management, LLC under the prior Agreements.

To prevent any additional correspondence or phone calls, please contact us at 855-206-1065, or vote using the link below.

[Individual Link here]

To review the meeting proposals, please click the following link:

[Insert DEF 14A Link]

Thank you

4

Cantor Fitzgerald Large Cap Focused Fund

Special Meeting of Shareholders - Text Template

Hi {name}, this is {agent_first_name) with the Broadridge Proxy Services Center, reaching out to you on behalf of your investment in the Cantor Fitzgerald Large Cap Focused Fund.

To date, our records indicate that we have yet to receive your proxy voting instructions for the important upcoming shareholder meeting.

The Board believes approval of the New Management and Sub-Advisory Agreements will benefit the Fund and its shareholders and recommends voting FOR the Proposals described in the proxy statement.

As described in the proxy statement, there will be no increase in the advisory fee payable by the Fund to Cantor Fitzgerald Investment Advisors, L.P. and no increase in the sub-advisory fees payable by the Adviser to Smith Group Asset Management, LLC under the New Agreements will be the same as that payable to Cantor Fitzgerald Investment Advisors, L.P. and Smith Group Asset Management, LLC under the prior Agreements.

To prevent any additional correspondence or phone calls, please contact us at 855-206-1065, or vote using the link below.

[Individual Link here]

To review the meeting proposals, please click the following link:

[Insert DEF 14A Link]

Thank you

5